SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported) September 29, 2003

CONTINUCARE CORPORATION

(Exact name of registrant as specified in its charter)

Florida	1-12115	59-2716023

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

CONTINUCARE CORPORATION
80 S.W. 8th Street
Suite 2350
Miami, Florida 33130

(Address of principal executive offices, Zip Code)

Registrant’s telephone number, including area code (305) 350-7515

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

99.1	Press Release dated September 29, 2003

Item 12.     Results of Operations and Financial Condition

On September 29, 2003, Continucare Corporation (the “Company”) issued a press release announcing reporting its earnings for the fiscal year ended June 30, 2003.

The information in this Form 8-K and the Exhibit attached hereto shall be deemed “furnished” and not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any Company filing under the Securities Act of 1933, as amended.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTINUCARE CORPORATION

Date: September 29, 2003	By: /s/ Spencer J. Angel

Spencer J. Angel Chief Executive Officer and President

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Index to Exhibits

Exhibit No.	Exhibit Title

99.1	Press Release dated September 29, 2003